Q1 2018 Investor Presentation Brian Charneski Chairman of the Board Brian Vance Chief Executive Officer Jeff Deuel Chief Operating Officer Don Hinson Chief Financial Officer Bryan McDonald Chief Lending Officer

FORWARD – LOOKING STATEMENT This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to: • The expected revenues, cost savings, synergies and other benefits from our other merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to, customer and employee retention, might be greater than expected; • The credit and concentration risks of lending activities; • Changes in general economic conditions, either nationally or in our market areas; • Competitive market pricing factors and interest rate risks; • Market interest rate volatility; • Balance sheet (for example, loan) concentrations; • Fluctuations in demand for loans and other financial services in our market areas; • Changes in legislative or regulatory requirements or the results of regulatory examinations; • The ability to recruit and retain key management and staff; • Risks associated with our ability to implement our expansion strategy and merger integration; • Stability of funding sources and continued availability of borrowings; • Adverse changes in the securities markets; • The inability of key third-party providers to perform their obligations to us; • The expected revenues, cost savings, synergies and other benefits from the Premier Commercial Bancorp merger might not be realized within the expected time frames or at all, and costs or difficulties relating to integration matters, including but not limited to, customer and employee retention might be greater than expected; • Changes in accounting policies and practices and the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and • These and other risks as may be detailed from time to time in our filings with the Securities and Exchange Commission. Heritage cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to Heritage. Heritage does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for the second quarter of 2018 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect Heritage’s operating and stock price performance. 2

COMPANY OVERVIEW 3

OVERVIEW Three banks, one charter Overview NASDAQ Symbol HFWA Market Capitalization $1.07 billion Institutional Ownership 73.1% Total Assets $4.68 billion Headquarters Olympia, WA # of Branches 60 Year Established 1927 Note: Financial information as of 03/31/2018 and market information as of 05/02/2018 4

MANAGEMENT TEAM

Heritage Financial CORPORATION

Name	Position	Banking Experience	HFWA Service	Previous Experience
Brian Vance	President and Chief Executive Officer of Heritage Financial Corporation	45 years	22 years	WestOne Bank/U.S. Bank
Jeff Deuel	President and Chief Operating Officer of Heritage Bank	35 years	8 years	JPMChase/WAMU, CoreStates Bank
Don Hinson	EVP and Chief Financial Officer	23 years	12 years	Banking Practice of National Accounting Firm
Bryan McDonald	EVP and Chief Lending Officer	23 years	11 years	WBCO, WAMU, WestOne Bank/U.S. Bank
Dave Spurling	EVP and Chief Credit Officer	25 years	17 years	Bank of America
Cindy Huntley	EVP and Director of Retail Banking	30 years	30 years	
Lisa Banner	EVP and Director of Shared Services	23 years	3 years	Zions Bank
Tom Henning	EVP and Chief Risk Officer	31 years	2 years	Bank United (FL), WAMU
Bill Glasby	EVP and Chief Technology Officer	23 years	7 months	JPMChase/WAMU
Sabrina Robison	SVP and Human Resources Director	30 years	30 years	

5

COMPANY STRATEGY . Disciplined approach to acquisition . Completed acquisition for Puget Sound Bancorp, Inc. in Bellevue, WA opportunities . Announced acquisition of Premier Commercial Bancorp on March 8, 2018 . Allocate capital to organically grow our . Successful hiring of individuals and teams of bankers in Seattle and core banking business Portland markets . Improve operational efficiencies and . Achieving increased efficiencies with operational scale, internal focus on rationalize branch network improving processes and technology solutions . Closed/Consolidated 17 branches since beginning of 2010 . Generate strong profitability and risk . 1.16% return on average assets (adjusted for 0.35% impact of merger adjusted returns expenses) . 12.44% return on average tangible common equity (adjusted for 3.74% impact of merger expenses) . Maintain underwriting standards and . 0.34% NPA/Assets credit quality . Long track record of strong underwriting . Focus on core deposits is key to . 30% non-interest bearing deposits franchise value over the long term . 0.21% cost of deposits . Proactive capital management . 44% dividend payout ratio for 2017, including regular and special dividends . Retain strong pro forma capital ratios 6 Note: Financial information for the quarter-end period as of 03/31/2018

STRONG AND DIVERSE ECONOMIC LANDSCAPE . Thriving local economy with job growth in technology and Headquartered in Western Washington aerospace sectors . Washington named “America’s Top State for Business in 2017” by CNBC(1) . Washington state has the country’s largest concentration of STEM workers (science, technology, education and math)(1) . Seattle economy ranks 12th largest in the country by GDP, which increased 5.2% since 2014(2) . Seattle’s population grew 12.1% from 2010 to 2017(3) . Median household income for Seattle and Bellevue is $85,936 and $112,936, respectively, which is 41% and 85% higher than the national average of $61,045 (3) . Fortune 500 companies headquartered in Seattle-Bellevue MSA, Major Operations in Western Washington include: Amazon, Costco, Microsoft, PACCAR, Nordstrom, Weyerhaeuser, Expeditors, Alaska Air, Expedia and Starbucks . King County home prices increased 15.4% from December 2016 to December 2017(4) Note: Information for Seattle MSA, where available (1) www.cnbc.com (2) Bureau of Economic Analysis (3) U.S. Census data 7 (4) www.zillow.com

HISTORICAL GROWTH $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Note: Pro forma Q1 2018 does not include purchase accounting adjustments accounting purchase include not does 2018 Q1 forma Pro Note: dollarsAll Note:millions in 3/31/2018 as of financials, Company Source: $- . the recent announcement to acquire Premier Commercial Bancorp which is scheduled to close in the second half of 2018. of half second the in close to scheduled is which Bancorp Commercial Premier acquire to announcement recent the FDIC 2 and mergers bank whole 7 completed has HFWA growth, organic to addition In $74M in assets in $74M with Bancorporation Pacific North Acquired 1998 $74 $401 Inc. withInc. $61M in assets Bancshares Independent Washington Acquired 1999 $61 $450 2000 $574 2001 $610 2002 $595 2003 Organic $641 2004 $697 with $57M in assets in with $57M Bancorp Washington Western Acquired 2005 – Acquired Assets Acquired $751 ORGANIC AND ACQUISITIVE AND ORGANIC 2006 $57 $796 2007 8 $886 2008 Premier Commercial Bancorp $946 respectively assets, in $345M and $211M acquiring Bank Cowlitz and Bank Commercial 2FDIC deals Completed 2009 Commercial Bank with Bank Commercial Northwest and Inc. Bancshares, Community Valley Acquired $1,015 respectively assets, in $65M and 2010 $556 $812 2011 - Pierce Pierce $1,369 - assisted transactions since 1998 with 1998 since transactions assisted 2012 Company with $1.7B in assets in $1.7B with Company Banking Washington with Merger $ $1,346 254M 2013 $319 $1,340 $1,747 $1,747 2014 $1,712 assets in with $639M Bancorp Sound Puget of acquisition Completed 2015 with $405M in assets in with $405M Bancorp Commercial Premier of acquisition Announced $3,651 2016 $3,879 2017 $4,113 2018 $639 $405 Q1 $4,037

M&A UPDATE 9

ACQUISITION OF PUGET SOUND BANCORP, INC. • Completed Puget Sound Bancorp, Inc. acquisition on January 16, 2018 • Puget Sound is a “pure play” business banking franchise headquartered in the Seattle metropolitan area with fair value of assets of $639.2 million (1) • Acquisition follows HFWA’s stated strategic goal of growing in the Seattle-Bellevue market Merger • The exchange ratio decreased from 1.3200x at announcement to 1.1688x at closing pursuant to the Overview terms of the merger agreement • HFWA issued an aggregate of 4.1 million shares of its common stock in the transaction, approximately 530,000 fewer shares compared to announcement Transaction Multiples as of: (2) (3) Announcement Closing Exchange Ratio 1.3200x 1.1688x Attractive Deal Deal Value ($mm) $126.1 $130.8 Sha re s Issue d 4,644,928 4,112,258 Metrics for 2019 Estimated EPS Accretion (%) 3.95% 5.67% HFWA 2019 Estimated EPS Accretion ($) 0.06 per share $0.09 per share Internal Rate of Return 16% 18% Tangible Book Value Per Share Earnback(4) 4.5 years 2.1 years Source: HFWA and PUGB as of 12/31/2017 (1) Carrying value estimate with final asset valuation not yet final (2) Based on HFWA closing price on 7/26/2017 of $27.15 and an exchange ratio of 1.3200x (3) Based on HFWA closing price on 1/12/2018 of $31.80 and an exchange ratio of 1.1688x (4) Tangible Book Value Earnback Period measures the number of years required for the pro forma10 company’s projected TBVPS to exceed the projected TBVPS of standalone HFWA

KING COUNTY* METRO MARKET • $1.49 billion in total funds under management in the Seattle/Bellevue market King County Funds Under Management = Loans + Deposits $1,600 $1,492 $1,400 $1,200 $602 $1,000 $800 $576 $587 $598 $600 $538 $545 $103 $108 $102 $99 $95 $359 $890 $400 $83 $473 $478 $496 $200 $440 $449 $276 $- 2015 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 HFWA Branch Loans Deposits Source: Company and Puget Sound Bancorp, Inc. financials, as of 03/31/2018 Note: All dollars in millions * Deposits include Seattle and Bellevue branch deposits as well as deposits managed by commercial bankers in these two branches. However, this does not include deposits generated from other King County branch locations. 11

SEATTLE METRO MARKET • Seattle Metro market is one of the fastest growing in the country • Annual population growth exceeded the Top 15 MSAs since 2015, and the Seattle MSA expected to grow at 1.3% CAGR in next five years • Median household income for the Seattle MSA has trended above the Top 15 MSAs and the U.S., and is expected to reach $92k by 2023 Annual Population Growth 3.0% 2.38% 2.5% 2.03% 2.04% 1.89% 2.0% 1.72% 1.79% 1.65% 1.56% 1.5% 1.21% 1.31% 1.00% 1.12% 1.07% 0.90% 0.93% 0.84% 1.0% 0.79% 0.74% 0.71% 0.70% 0.69% 0.57% 0.62% 0.56% 0.56% 0.43% 0.5% -0.13% 0.0% 2011 2012 2013 2014 2015 2016 2017 2018 2018-2023 -0.5% Seattle MSA Top 15 MSAs U.S. Median Household Income $100 $92 $82 $75 $77 $80 $71 $68 $69 $66 $63 $63 $65 $66 $62 $64 $58 $58 $59 $61 $57 $58 $54 $56 $57 $60 $50 $50 $49 $52 $40 $20 $- 2011 2012 2013 2014 2015 2016 2017 2018 2018-2023 Seattle MSA Top 15 MSAs U.S. Source: S&P Global Market Intelligence, Claritas Note: Top 15 MSA data is based on median of the group Note: Date for actuals, estimates and projections is January 1 of the relevant year 12 Note: All dollars in thousands

ANNOUNCED ACQUISITION OF PREMIER COMMERCIAL BANCORP ON MARCH 8, 2018 13

PREMIER COMMERCIAL BANCORP • Announced a proposed acquisition with Premier Commercial Bancorp on March 8, 2018 • Premier is the largest commercial bank under $1 billion in assets headquartered in the Portland MSA with total assets of $400.8 million (1) Merger • Acquisition follows HFWA’s stated strategic goal of growing in the Portland- Overview Vancouver-Hillsboro market with the additional of six strategically located branches • HFWA will issue 2.8 million shares of its common stock in the transaction with 100% stock consideration (2) Metrics at Announcement: Exchange Ratio 0.4863x Attractive Deal Deal Value ($mm) $88.6 Metrics for Sha re s Issue d 2,848,651 HFWA 2019 Estimated EPS Accretion (%) 3.29% 2019 Estimated EPS Accretion ($) $0.07 per share Internal Rate of Return Greater than 15.0% Tangible Book Value Per Share Earnback(3) 1.6 years Source: HFWA and PRCB as of 12/31/2017 (1) Carrying value estimate with final asset valuation not yet final (2) Based on HFAW’s closing stock price of $31.10 on 3/8/2018. The merger consideration and price per share will change, based on the fluctuation in HFWA’s stock price prior to closing. (3) Tangible Book Value Earnback Period measures the number of years required for the pro forma company’s projected TBVPS to exceed the projected TBVPS of standalone HFWA 14

PRO FORMA BRANCH FOOTPRINT HFWA Branch Footprint . Acquisition is consistent with HFWA’s focus on I-5 strategy . Premier has 6 branch locations in the cities of Hillsboro, Beaverton, Forest Grove, Tigard, Newberg and Portland . On a pro forma basis, HFWA will have 9 branch locations in the Portland-Vancouver-Hillsboro MSA Branch Footprint in Portland MSA Heritage Branch Premier Branch 15

ACQUISITION TRANSFORMS PRESENCE IN PORTLAND . $416 million of loans and $439 million of deposits, pro forma in the Portland MSA – combined funds under management of $855 million . 11% of HFWA’s loan portfolio and 10% of HFWA’s deposit base is in Portland MSA on a pro forma basis . Further accelerates HFWA’s recruiting efforts in the Portland market . HFWA’s 2nd largest market opportunity . Retention of Premier’s key lenders Loans in Portland MSA Deposits in Portland MSA $500 $500 ~5x increase for HFWA ~4x increase for HFWA $439 $416 $400 $400 $340 $328 $300 $300 $200 $200 $111 $100 $76 $100 $- $- HFWA Premier Pro Forma HFWA Premier Pro Forma Source: Company information, data as of 3/31/2018 16 Note: All dollars in millions

FUTURE GROWTH AND OPPORTUNITIES Pacific Northwest Banking Landscape* Expected Consolidation and Future Opportunities • Significant number of banks remaining in HFWA footprint, further consolidation is expected - 12 banks between $200 and $500 million in assets - 7 banks between $500 million and $1.0 billion in assets - 5 banks between $1.0 billion and 3.0 billion in assets • HFWA positioned to be the acquiror of choice in the Pacific Northwest Bank Headquarters Note: Financial information as of 12/31/2017 *Map includes banks headquartered along the I-5 corridor and does not include coastal 17 headquartered banks

FINANCIAL UPDATE 18

FINANCIAL UPDATE – Q1 2018 • On January 16, 2018 completed acquisition of Puget Sound Bancorp • On March 8, 2018 announced acquisition of Premier Commercial Bancorp • Diluted earnings per share were $0.27 for the quarter, net of $0.12 per share impact from merger-related expenses • Dividend declared on April 25, 2018 of $0.15 per share • Net interest margin, excluding incremental accretion on purchased loans, increased to 3.96% for the first quarter Source: Company financials, as of 3/31/2018 19

BALANCE SHEET MIX Loan Portfolio (1) Deposit Base Total Asset Mix Cash and 1-4 Family Certificates Cash Consumer Other 2.7% of Deposits Equivalents 11.3% 10.1% Construction Owner- 10.8% Non-Interest 2.8% & Land Occupied Bearing Securities Development CRE Savings Demand 17.6% 5.2% 21.4% Accounts 30.2% 13.1% Commercial Money & Industrial Market 24.8% Accounts Interest Nonowner- 17.7% Bearing Occupied Transaction Loans, net* CRE Accounts 69.5% 34.6% 28.2% • 4.91% loan yield in Q1 2018 • 0.21% cost of deposits in Q1 2018 • 84.0% loan / deposit ratio • 46.2% of loans are C&I and owner- • 30.2% of deposits are non-interest • 20.4% of assets are cash and securities occupied CRE bearing demand • $3.3 billion in total loans* • 89.2% of deposits are non-maturity • $3.9 billion in total deposits Source: Company financials, as of 03/31/2018 Note: All dollars in millions (1) As a percentage of gross loans receivable * Includes loans receivable, net and loans held for sale 20

BALANCE SHEET TRENDS Loans* Deposits $3,400 6.00% $4,000 0.30% $3,285 $3,905 $3,300 $3,900 $3,800 $3,200 5.00% $3,700 $3,100 4.93% 4.91% 0.20% 4.70% 4.75% 4.72% $3,600 0.20% 0.21% $3,000 0.20% 4.00% $3,500 0.18% $2,900 0.16% $3,393 $2,851 $3,400 $3,321 $2,803 $3,291 0.10% $2,800 $2,755 $3,300 $3,243 $2,674 $2,700 3.00% $3,200 $2,600 $3,100 $3,000 0.00% $2,500 2.00% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Total Deposits Cost of Total Deposits Total Loans* Loan Yield Investment Securities FHLB Advances $850 $822 5.00% $140 5.00% $117 $800 $811 $791 $120 $800 $783 4.00% $111 4.00% $100 $93 $750 3.00% $80 3.00% 2.29% 2.40% 2.22% 2.25% 2.24% $67 $700 2.00% $60 1.70% 2.00% 1.53% 1.38% $40 $31 0.81% 0.89% $650 1.00% 1.00% $20 $600 0.00% $- 0.00% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Total Investment Securities Yield on Securities** Total FHLB Advances Cost of FHLB Advances Source: Company financials, as of 03/31/2018 Note: End of period balance. All dollars in millions *Loans include loans receivable, net and loans held for sale 21 **Includes taxable and tax-exempt securities without adjustment for tax-equivalent basis

NET INTEREST MARGIN • Stable core net interest margin Net Interest Margin (Core vs. Accretion)* 5.00% 4.02% 4.12% 4.00% 3.95% 3.89% 3.92% 4.00% 3.85% 3.85% 0.16% 0.29% 0.18% 0.17% 0.14% 0.17% 0.11% 0.28% 3.00% 2.00% 3.96% 3.71% 3.77% 3.68% 3.75% 3.75% 3.74% 3.74% 1.00% 0.00% Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Core NIM Accretion* Source: Company financials, as of 03/31/2018 22 *Impact on net interest margin from incremental accretion on purchased loans

CORE DEPOSIT FRANCHISE • Low cost of deposits despite increases in Fed Funds Rate • 10% annual growth in non-interest bearing demand deposits Deposit Mix Cost of Deposits vs. Fed Funds Rate • Non-Interest Bearing Demand: 10% CAGR • Total Deposits: 5% CAGR 1.75% 1.75% $4,000 1.50% $3,500 1.50% $3,000 1.25% $2,500 $2,000 1.00% $1,500 0.75% $1,000 0.75% $500 0.50% 0.50% $- 0.50% 2014 2015 2016 2017 Q1 2018 0.21% 0.21% CDs 0.25% 0.18% 0.16% 0.18% Savings Accounts Money Market Accounts 0.00% Interest Bearing Demand 2014 2015 2016 2017 Q1 2018 Non-Interest Bearing Demand Cost of Total Deposits Fed Funds Rate Source: Company financials, as of 03/31/2018 23 Note: All dollars in thousands

PROFITABILITY TRENDS Adjusted ROAA Adjusted ROATCE 1.40% 15.00% 1.16% 12.44% 1.20% 12.50% 1.06% 1.04% 1.07% 11.18% 11.37% 0.97% 10.85% 1.00% 9.96% 10.00% 0.80% 7.50% 0.60% 5.00% 0.40% 0.20% 2.50% 0.00% 0.00% 2014* 2015 2016 2017* Q1 2018* 2014* 2015 2016 2017* Q1 2018* Adjusted Net Income Adjusted Earnings per Share $45,000 $42,528 $1.50 $1.41 $38,918 $1.30 $40,000 $37,489 $1.25 $1.25 $35,000 $1.08 $30,000 $27,619 $1.00 $25,000 $0.75 $20,000 $15,000 $12,993 $0.50 $0.39 $10,000 $0.25 $5,000 $- $- 2014* 2015 2016 2017* Q1 2018* 2014* 2015 2016 2017* Q1 2018* Source: Company financials, as of 3/31/2018 Note: All dollars in thousands, except per share *Adjusted for merger related expenses. Refer to the Appendix for non-GAAP measures. 24

NON-INTEREST EXPENSE • Continue to manage non-interest expense and leverage our operational scale Adjusted Non-Interest Expense and NIE/Avg. Assets $120,000 4.00% $810 $100,000 $9,537 3.50% $80,000 $64,268 $61,405 $58,134 $60,000 3.16% 3.00% $51,112 3.01% 2.85% 2.84% $40,000 2.76% $4,730 2.50% $48,074 $45,497 $18,621 $20,000 $38,730 $45,068 $13,396 $- 2.00% 2014* 2015 2016 2017* Q1 2018* Merger Related Expenses Adjusted Compensation & Benefits Expense Adjusted Non-Compensation Expense Adjusted NIE/Avg. Assets Source: Company financials, as of 3/31/2018 Note: All dollars in thousands *Adjusted for merger related expenses. Refer to Appendix for detail of non-GAAP measures. 25

CREDIT QUALITY TRENDS • Maintaining high standards for credit quality and a low ratio of NPAs / Assets Non-Performing Assets and Allowance for Loan Losses 1.60% 2.50% 1.40% 1.96% 1.81% 2.00% 1.20% 1.74% 1.68% 1.65% 1.60% 1.54% 1.00% 1.48% 1.40% 1.50% 0.80% 1.00% Receivable,net 0.60% NPAs NPAs / Assets 0.39% 0.41% 0.34% 0.40% 0.30% 0.30% 0.30% 0.29% 0.28% 0.26% 0.50% ALLL ALLL +Discounts Acquired / Loans 0.20% 0.00% 0.00% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2016 2016 2016 2016 2017 2017 2017 2017 2018 NPAs / Assets ALLL+Discount/Loans Receivable, net Source: Company financials, as of 03/31/2018 Note: All dollars in thousands Merger with Puget Sound Bancorp, Inc. closed during Q1 2018 26

CREDIT QUALITY VS. PEER GROUP • Superior credit quality compared to HFWA’s Western U.S. peers Non-Performing Assets – Since 2008 vs. Western U.S. Peers 5.00% 4.50% 4.19% 4.00% 3.50% 3.32% 3.00% 2.83% 2.62% 2.50% 2.37% 2.19% 2.07% 2.00% NPAs NPAs / Assets 1.41% 1.50% 1.24% 1.00% 0.74%0.83% 0.60% 0.57% 0.48% 0.43% 0.35% 0.34% 0.50% 0.32% 0.30% 0.26%0.31% 0.28% 0.00% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q1 2018 HFWA Median Source: SNL Financial, as of the most recent quarter available. HFWA as of 03/31/2018 Note: All dollars in thousands Note: Peer group consists of select banks headquartered in the Western U.S. with $1B- $13B in assets: BANC, BANR, BMRC, BOCH, BSRR, COLB, CVBF, CVCY, FFNW, 27 FFWM, FIBK, GBCI, HMST, HTBK, LBC, OPB, OVLY, PMBC, PPBI, TCBK, WABC

LOAN CHARGE-OFFS • Net loan recoveries of $23k during Q1 2018 • Net loan charge-offs of $3.2 million during 2017 Net Charge Offs – Last 16 Quarters $3,000 0.80% $2,361 * 0.70% $2,500 $2,235 * 0.60% $2,000 0.50% $1,500 $1,218 0.40% $1,121 0.38% 0.32% $1,000 0.30% $727 0.20% 0.20% $652 0.20% $500 0.13% $382 $305 $356 $125 0.10% NCOs / Avg. Loans $- 0.06% 0.09% 0.02% 0.05% 0.05% $(26) $(23) 0.00% Net Charge Offs/(Recoveries) 0.00% 0.00% $(500) $(290) -0.10% -0.05% $(1,000) -0.20% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2015 2015 2015 2015 2016 2016* 2016 2016 2017 2017 2017* 2017 2018 Net Charge Offs /(Recoveries) NCOs / Avg. Loans Source: Company financials, as of 03/31/2018 Note: All dollars in thousands 28 *Increase in net charge-offs primarily related to the closure of PCI pool of loans

CAPITAL RATIO TRENDS Tangible Common Equity Ratio Leverage Ratio 16.00% 16.00% 12.00% 12.00% 10.3% 10.3% 10.5% 10.4% 10.2% 10.4% 9.6% 9.6% 9.5% 9.7% 9.7% 9.7% 8.00% 8.00% 4.00% 4.00% 0.00% 0.00% Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Tier-1 Capital Ratio Risk Based Capital Ratio 20.00% 20.00% 16.00% 16.00% 13.0% 13.2% 13.1% 13.0% 12.8% 12.7% 12.0% 12.2% 12.1% 12.0% 11.8% 11.8% 12.00% 12.00% 8.00% 8.00% 4.00% 4.00% 0.00% 0.00% Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 29 Source: Company financials, as of 03/31/2018

SHAREHOLDER RETURN 30

TOTAL SHAREHOLDER RETURN Total Return* – Last Twelve Months Ticker HFWA Exchange NASDAQ 30.0% +23.1% Stock Price $ 31.30 20.0% Market Cap. ($MM) $ 1,065 +14.7% Dividend Yield (Regular Div. Only) 1.92% +12.5% 10.0% +11.7% Average Daily Volume (3 Mo.) Avg. Daily Volume (Shares) 207,090 0.0% Avg. Daily Volume ($000s) $ 6,482 -10.0% 52-Week High and Low Price 5/2/2017 8/2/2017 11/2/2017 2/2/2018 5/2/2018 52-Week High (12/04/2017) $ 33.25 S&P 500 SNL Bank SNL U.S. Bank $1B-$5B HFWA 52-Week Low (5/26/2017) $ 23.00 Per Share - - Tg. Book Value Per Share $ 12.70 Dividends Per Share*** EPS - 2018E** $ 1.75 $0.80 100% Number of Research Analysts 6 $0.70 90% 80% $0.60 61% $0.25 $0.10 70% $0.50 55% 56% Valuation Ratios $0.10 60% $0.40 $0.16 42% 44% 50% Price / Tg. Book Value 246.5% $0.30 40% $0.51 30% Price / 2018E EPS** 17.9x $0.20 $0.43 $0.47 $0.34 20% $0.10 Source: SNL Financial, as of 5/2/2018 $0.15 10% Note: SNL U.S. Bank $1B-$5B index includes banks nationwide with total $- 0% assets of $1.0 billion to $5.0 billion 2014 2015 2016 2017 Q1 2018 *Total return includes stock price appreciation and reinvested dividends Regular Dividends Special Dividends Dividend Payout Ratio **Average Street EPS estimates, per FactSet Research Systems, Inc. ***Dividends based on date declared 31

HISTORY OF GROWING DIVIDENDS • Quarterly cash dividend increased 15% year-over-year to $0.15 per share in Q2 2018 – Increased quarterly dividend six times since 2013 – Paid a special dividend for seven consecutive years - - • Dividend yield of 1.89%* Quarterly Cash Dividends $0.40 $0.35 $0.30 $0.25 $0.25 $0.20 $0.16 $0.10 $0.15 $0.10 $0.10 $0.15 $0.15 $0.11 $0.11 $0.11 $0.11 $0.12 $0.12 $0.12 $0.12 $0.13 $0.13 $0.13 $0.05 $0.08 $0.09 $0.09 $0.10 $- Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2014 2014 2014 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 Regular Dividends Special Dividends Source: SNL Financial, as of 4/25/2018 *Yield represents Q1 2018 regular dividends annualized and closing stock price on 4/25/18 of $31.80 32

INVESTMENT THESIS • Significant scarcity value as a $4.5+ billion commercial bank in the Pacific Northwest • Located in key markets in Western Washington – one of the strongest economic regions in the country • Proven track record of executing on M&A – Financially and strategically rewarding for shareholders • Long track record of profitability • Disciplined capital management • Conservative credit strategy and track record of strong underwriting • Committed to increasing shareholder value 33

APPENDIX 34

NON-GAAP FINANCIAL MEASURES Adjusted NIE / Average Assets ($ in thousands) 2014 2015 2016 2017 Q1 2018 Noninterest expense $ 99,379 $ 106,208 $ 106,473 $ 110,575 $ 36,747 - Merger related expenses (9,537) - - (810) (4,730) Adjusted noninterest expense 89,842 106,208 106,473 109,765 32,017 Average assets 2,846,290 3,527,515 3,745,535 3,981,352 4,553,585 Adjusted NIE / average assets 3.16% 3.01% 2.84% 2.76% 2.85% 35

NON-GAAP FINANCIAL MEASURES

Heritage Financial CORPORATION

Adjusted Profitability Measures

$ in thousands, except earnings per share	2014	2015	2016	2017	Q1 2018
Net income	$ 21,014	$ 37,489	$ 38,918	$ 41,791	$ 9,087
+ Merger related expenses	9,537	-	-	810	4,730
- Tax effect of merger related expenses	(2,932)	-	-	(73)	(824)
Adjusted net income	27,619	37,489	38,918	42,528	12,993
- Dividends and undistributed earnings allocated to participating securities	(163)	(328)	(358)	(293)	(51)
Adjusted net income allocated to common shareholders	27,456	37,161	38,560	42,235	12,942
Diluted wtd avg shares outstanding	25,477,289	29,812,340	29,692,153	29,849,331	33,348,102
Adjusted diluted earnings per share	$ 1.08	$ 1.25	$ 1.30	$ 1.41	$ 0.39
Average assets	2,846,290	3,527,515	3,745,535	3,981,352	4,553,585
Adjusted return on avg assets	0.97%	1.06%	1.04%	1.07%	1.16%
Avg shareholders' equity	$ 374,907	$ 464,102	$ 485,877	$ 499,776	$ 614,974
- Avg intangibles	(97,618)	(128,890)	(127,149)	(125,774)	(191,335)
Avg tangible common equity	277,289	335,212	358,728	374,002	423,639
Adjusted return on avg tang common equity	9.96%	11.18%	10.85%	11.37%	12.44%

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